EXHIBIT 99.1



Subject: GSAA 2005-2 -- Final Pricing Details (EXTERNAL)


GSAA 2005-2 -- Final Pricing Details
$482.667mm
GS lead manager/books


Class    S&P/Moodys Size(mm) Clt.Grp  Cr.Spt  AvL    Prin.Wndw     Spread Dollar
Px
 1A-2   AAA/Aaa      9.930    I      19.90   2.24   02/05-12/11   1mL+30 100-00
 2A-1   AAA/Aaa    188.756    II     19.90   1.00   02/05-04/07   1mL+14 100-00
 2A-2   AAA/Aaa     57.207    II     19.90   3.00   04/07-08/09   1mL+23 100-00
 2A-3   AAA/Aaa     48.160    II     19.90   6.19   08/09-12/11   1mL+35 100-00
 M-1    AAA/Aa1     17.191    ALL    16.40   4.85   08/08-12/11   1mL+43 100-00
 M-2    AA+/Aa2     15.226    ALL    13.30   4.78   06/08-12/11   1mL+47 100-00
 M-3    AA+/Aa3      8.596    ALL    11.55   4.74   06/08-12/11   1mL+50 100-00
 M-4     AA/A1       8.595    ALL     9.80   4.71   05/08-12/11   1mL+70 100-00
 M-5    AA-/A2       8.595    ALL     8.05   4.69   04/08-12/11   1mL+75 100-00
 M-6     A+/A3       7.367    ALL     6.55   4.68   03/08-12/11   1mL+85 100-00
 B-1      A/Baa1     6.140    ALL     5.30   4.66   03/08-12/11   1mL+130 100-00
 B-2   BBB+/Baa2     6.140    ALL     4.05   4.66   03/08-12/11   1mL+145 100-00
 B-3    BBB/Baa3     4.912    ALL     3.05   4.64   02/08-12/11   1mL+230 100-00

Settle - Jan 28, 2005; settles flat
First Distribution Date -- Feb 25, 2005
Legal Final -- Dec 2034

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-02 Pricing Sheet - Price/Yield - B4

Assumption: Run to 10% Cleanup Call, Constant Libor, Price B-4 at 85.5208 with accrual

Balance                  $6,385,000.00        Delay                 24
Coupon                   5                    Dated                 1/1/2005
Settle                   1/28/2005            First Payment         2/25/2005


                       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed
                                Yield                 Yield                 Yield                Yield                 Yield
         85.5208               6.1622                8.1566                9.0000               9.6535               10.1585

             WAL                26.12                  6.07                  4.57                 3.81                  3.38
        Mod Durn                13.24                  4.79                  3.77                 3.25                  2.93
Principal Window        Mar27 - Jul33         Feb08 - Jun14         Feb08 - Dec11        Feb08 - May10         Feb08 - Apr09

       LIBOR_1MO                 2.45                  2.45                  2.45                 2.45                  2.45
       LIBOR_6MO               2.8600                2.8600                2.8600               2.8600                2.8600


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Pricing Sheet - Price/Yield - B4

Assumption: Run to Maturity, Constant Libor, Price B-4 at 85.5208 with accrual

Balance               $6,385,000.00        Delay                 24
Coupon                5                    Dated                 1/1/2005
Settle                1/28/2005            First Payment         2/25/2005


                       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed
                                Yield                 Yield                 Yield                Yield                 Yield
         85.5208               6.1621                8.1480                8.9888               9.6402               10.1442

             WAL                26.13                  6.10                  4.59                 3.83                  3.40
        Mod Durn                13.24                  4.80                  3.79                 3.26                  2.94
Principal Window        Mar27 - Oct33         Feb08 - Mar15         Feb08 - Jun12        Feb08 - Oct10         Feb08 - Aug09

       LIBOR_1MO                 2.45                  2.45                  2.45                 2.45                  2.45
       LIBOR_6MO               2.8600                2.8600                2.8600               2.8600                2.8600


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Subject: GSAA 2005-2 -- CUSIPs/ISINs (external)


GSAA 2005-2 -- CUSIPs/ISINs

Class     CUSIP         ISIN
1A1       36242D TH 6   US36242DTH60
1A2       36242D TJ 2   US36242DTJ27
2A1       36242D TK 9   US36242DTK99
2A2       36242D TL 7   US36242DTL72
2A3       36242D TM 5   US36242DTM55
M1        36242D TN 3   US36242DTN39
M2        36242D TP 8   US36242DTP86
M3        36242D TQ 6   US36242DTQ69
M4        36242D TR 4   US36242DTR43
M5        36242D TS 2   US36242DTS26
M6        36242D TT 0   US36242DTT09
B1        36242D TU 7   US36242DTU71
B2        36242D TV 5   US36242DTV54
B3        36242D TW 3   US36242DTW38
B4        36242D TX 1   US36242DTX11

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.